SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

Commission file number 001-16111

GLOBAL PAYMENTS INC.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Four Corporate Square, Atlanta, Georgia	30329-2009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-728-2719

NONE

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On November 12, 2003, the Company issued a press release announcing the acquisition of DolEx and updating its financial guidance for fiscal 2004. The information contained in the press release is incorporated by reference into this report and is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 12, 2003

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Payments Inc. (Registrant)

Date: November 12, 2003	By: /s/ James G. Kelly
James G. Kelly Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)